SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 18, 2001

                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   1-8061                  11-1986657
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



 55 Charles Lindbergh Blvd., Mitchel Field, NY                 11553
    (Address of principal executive offices)                 (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.         OTHER EVENTS

     Pursuant to a Settlement Agreement dated April 18, 2001, Frequency Electronics, Inc. (referred to as "FEI") settled the action FEI commenced in March 2000 in the Supreme Court of the State of New York, Nassau County, entitled "Frequency Electronics, Inc. Plaintiff, against National Union Fire Insurance Company of Pittsburgh, PA, Defendants", index number 004075/00. Under the terms of the Settlement Agreement, National Union Fire Insurance Company of Pittsburgh, PA paid FEI Three Million ($3,000,000) Dollars, FEI released its claims and the action was discontinued.

     For a further discussion of FEI's pending claims against its insurance carriers reference is made to the Form 10-K for the fiscal year ended April 30, 2000 filed by FEI under Section 13 of the Securities Exchange Act of 1934 which is on file at the Securities and Exchange Commission.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FREQUENCY ELECTRONICS, INC.



                                          By:  /s/ Alan Miller
                                              ----------------
                                                Alan Miller
                                                Chief Financial Officer
                                                and Controller

Dated: May 25, 2001